The Value Line Fund, Inc.
Value Line Larger Companies Fund, Inc.

Supplement dated March 23, 2015 to
Summary Prospectus dated May 1, 2014

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus.

The following changes apply to The Value Line Fund, Inc. and Value Line Larger Companies Fund, Inc. (as applicable, your “Fund”) effective on or about March 27, 2015:

1.             The Value Line Fund, Inc. Your Fund will change its name to “Value Line Mid Cap Focused Fund, Inc.” In connection with the change in your Fund’s name, your Fund will adopt a non-fundamental policy of investing, under normal circumstances, at least 80% of your Fund’s assets in common stocks and other equity securities of mid-sized companies.  This policy may be changed without shareholder approval upon at least 60 days’ prior written notice.  Your Fund will also adopt a new non-fundamental policy of investing in a more limited number of portfolio holdings, generally consisting of positions in 30 to 50 companies under normal circumstances.

To implement these changes:

A.	The following text will replace all the text on page 3 under the caption “Principal investment strategies of the Fund”:

To achieve the Fund’s investment objectives, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks.  Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”).  The Fund considers companies to be mid-sized if they have market capitalizations within the range of issuers represented in the S&P MidCap 400 Index, which is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation.  As of March 1, 2015, the S&P MidCap 400 Index included companies with market capitalizations between $1.04 billion and $16.73 billion. The 80% policy can be changed without shareholder approval upon at least 60 days’ prior written notice.  Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies.  While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 95% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. Apart from the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”) applicable to diversified funds (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in selecting stocks for the Fund, but has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

B.	The following text will be added on page 4 under the caption “Principal risks of investing in the Fund”:

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Mid-Sized Company Risk. The equity securities of mid-sized companies typically involve greater investment risks than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity especially over the short term. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in markets that have not yet been established. Accordingly, mid-sized company securities tend to be more sensitive to changing economic, market and industry conditions. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

2.             Value Line Larger Companies Fund, Inc. Your Fund will change its name to “Value Line Larger Companies Focused Fund, Inc.”  In connection with the change in your Fund’s name, your Fund will adopt a non-fundamental policy of investing in a more limited number of portfolio holdings, generally consisting of positions in 30 to 50 companies under normal circumstances.  Your Fund will also modify its existing non-fundamental policy to reflect its intention to begin selecting investments from among larger (as opposed to the 100 largest currently) companies ranked 1, 2 or 3 and to begin selling stocks when their rank falls below 4 (as opposed to 3 currently).

To implement these changes the following text will replace all the text on page 21 under the caption “Principal investment strategies of the Fund”:

To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s assets in common stock.  Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 30 to 50 companies.  While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 95% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies. The Fund’s investments usually, as measured by the number and total value of purchases, are selected from common stocks of larger companies by capitalization that are ranked 1, 2, or 3 by the Ranking System; the Adviser usually sells a stock when its rank falls below 4. In addition to selling a stock when its rank falls below 4, the Adviser may sell securities for other reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

As described above, the Adviser relies primarily on the rankings of companies by the Ranking System in managing the Fund, and the Fund’s portfolio will consist primarily of stocks ranked 1, 2, or 3 by the Ranking System. The Adviser has, however, discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE